NUVEEN SMALL CAP INDEX FUND

SUPPLEMENT DATED DECEMBER 23, 2014

TO THE SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2014

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into a purchase agreement to acquire Nuveen Investments, Inc., the parent company of the Fund’s investment adviser, Nuveen Fund Advisors, LLC. The acquisition closed on October 1, 2014 and Nuveen Investments became an indirect subsidiary of TIAA-CREF.

Because the consummation of the acquisition would result in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Fund’s investment management agreement and investment sub-advisory agreement, Fund shareholders were asked to approve a new investment management agreement with Nuveen Fund Advisors, LLC (“NFA”) and a new investment sub-advisory agreement with Nuveen Asset Management, LLC (“NAM”) (together, the “New Agreements”). The Fund had not received sufficient votes to approve the New Agreements as of the closing of the acquisition. Therefore, an interim investment management agreement with NFA and an interim investment sub-advisory agreement with NAM (together, the “Interim Agreements”) were put in place and the Fund continued to seek shareholder approval of the New Agreements. The New Agreements were approved by shareholders of the Fund on December 22, 2014. The terms of the New Agreements, including the fees payable to the Fund’s adviser and sub-adviser, are substantially identical to those of the investment management agreement and investment sub-advisory agreement in place immediately prior to the closing, and (other than with respect to the term and escrow provisions) to those of the Interim Agreements.

This supplement replaces the summary prospectus supplement dated October 1, 2014.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCIS-1214P